UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2018

CAVIUM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33435	77-0558625
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2315 N. First Street

San Jose, CA 95131

(Address of principal executive offices, including zip code)

(408) 943-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on November 19, 2017, Cavium, Inc., a Delaware corporation (“Cavium” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Cavium, Marvell Technology Group Ltd., a Bermuda exempted company (“Marvell” or “Parent”), and Kauai Acquisition Corp., a Delaware corporation and indirect wholly owned subsidiary of Parent (“Merger Sub”). On July 6, 2018, pursuant to the terms and conditions of the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as an indirect wholly owned subsidiary of Parent.

Item 1.02	Termination of a Material Definitive Agreement.

On July 6, 2018, in connection with the consummation of the Merger, Cavium terminated the existing credit agreement, dated as of August 16, 2016, as amended on March 20, 2017 (the “Existing Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto. Credit facilities under the Existing Credit Agreement included a revolving facility maturing on December 31, 2022. In connection with the termination of the Existing Credit Agreement, all outstanding borrowings and all unpaid fees thereunder were paid in full and all commitments thereunder were terminated. There were no outstanding borrowings under the revolving facility at the time of termination. The Existing Credit Agreement is more fully described in the Company’s Current Report on Form 8-K filed with the SEC on August 16, 2016, which description is incorporated herein by reference. The description of the Existing Credit Agreement incorporated by reference does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Existing Credit Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 6, 2018, pursuant to the terms and conditions of the Merger Agreement, each share of common stock, $0.001 par value per share, of the Company (each, a “Company Share”) issued and outstanding immediately prior to the effective time of the Merger (other than Company Shares held by the Company or held by Parent, Merger Sub or any other subsidiary of Parent or held, directly or indirectly, by any subsidiary of the Company or Company Shares with respect to which appraisal rights are properly exercised and not withdrawn under Delaware law) converted into the right to receive 2.1757 common shares, $0.002 par value per share, of Parent (each, a “Parent Share”) and $40.00 in cash, without interest (the “Merger Consideration”). The Merger was governed by Section 251 of the Delaware General Corporation Law, as amended (the “DGCL”), and Cavium’s stockholders approved the adoption of the Merger Agreement on March 16, 2018.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 6, 2018, as a result of the transactions described in the Introductory Note and Item 2.01 of this Current Report on Form 8-K, which are incorporated by reference herein, the Company requested that the NASDAQ Stock Market, LLC (“NASDAQ”) suspend trading of the Company Shares prior to market open on July 6, 2018. Accordingly, on July 6, 2018, NASDAQ filed with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist and deregister the Company Shares. Upon the filing of the Form 25, the Company Shares were delisted from the NASDAQ Global Select Market. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act relating to the Company Shares, which will terminate and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act, respectively.

Item 3.03.	Material Modification to Rights of Security Holders.

At the effective time of the Merger (the “Effective Time”), each Company Share outstanding (other than Company Shares held by Company, Parent, Merger Sub or any other subsidiary of Parent or held, directly or indirectly, by any subsidiary of Company, which will be canceled and shall cease to exist, and Company Shares held by stockholders that are entitled to and properly demanded appraisal of such Company Shares under the DGCL) was converted into the right to receive the Merger Consideration. The information contained in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the consummation of the Merger under Section 251(a) of the DGCL on July 6, 2018, a change in control of the Company occurred. Upon the Effective Time, Cavium became a wholly-owned subsidiary of Marvell. The information disclosed under the Introductory Note and Items 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, at the Effective Time, all of the members of the Company’s board of directors (Syed B. Ali, Brad W. Buss, Edward H. Frank, Sanjay Mehrotra, Madhav Rajan and Anthony S. Thornley) voluntarily resigned and each ceased to be on any committee of the board of directors of the Company. At the Effective Time, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Company. At the Effective Time, all of the Company’s officers ceased to be officers of the Company and the officers of Merger Sub immediately prior to the Effective Time became the officers of the Company.

The information disclosed under the Introductory Note and Item 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger and as of the Effective Time, the Company’s certificate of incorporation and its bylaws were amended and restated in their entirety. The Company’s certificate of incorporation and bylaws as so amended and restated are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of November 19, 2017, by and among Marvell Technology Group Ltd., Kauai Acquisition Corp. and Cavium, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Cavium, Inc. on November 20, 2017). *

3.1	Amended and Restated Certificate of Incorporation of Cavium, Inc.

3.2	Amended and Restated Bylaws of Cavium, Inc.

*	Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVIUM, INC.

Dated: July 6, 2018	By:	/s/ Jean Hu
		Name:	Jean Hu
		Title:	President and Chief Financial Officer